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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AXSOME THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 30, 2018

        You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Axsome Therapeutics, Inc. (the "Annual Meeting") that will be held on Friday, June 1, 2018 at 9:00 a.m. local time, at the Nasdaq MarketSite at 4 Times Square, New York, NY 10036.

        Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our 2017 Annual Report. We encourage you to read this information carefully.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions in the Proxy Materials you received in the mail regarding each of these voting options.

        Thank you for your ongoing support of Axsome.

Very truly yours,
/s/ HERRIOT TABUTEAU, M.D. Herriot Tabuteau, M.D. Chief Executive Officer, President, and Chairman of the Board

AXSOME THERAPEUTICS, INC.
25 Broadway, 9th Floor
New York, New York 10004

NOTICE OF
2018 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Friday, June 1, 2018 at 9:00 a.m. local time.
Place:	The Nasdaq MarketSite at 4 Times Square, New York, NY 10036.
Items of Business:	(1)

To elect two directors named in the proxy statement accompanying this notice to serve as Class III directors until the annual meeting held in 2021 and until their successors are duly elected and qualified.

(2) To ratify the appointment of Ernst & Young LLP as Axsome Therapeutics, Inc.'s independent registered public accounting firm for the year ending December 31, 2018.
(3) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Adjournments and Postponements:

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 13, 2018.
Voting:

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section herein entitled "Questions and Answers About Procedural Matters."

By order of the board of directors,
/s/ MARK JACOBSON Mark Jacobson Secretary

        This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about May 1, 2018.

AXSOME THERAPEUTICS, INC.
25 Broadway, 9th Floor
New York, New York 10004

PROXY STATEMENT FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

        This proxy statement is furnished in connection with solicitation of proxies by our board of directors for use at the 2018 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 9:00 a.m. local time on Friday, June 1, 2018, and any postponements or adjournments thereof. The Annual Meeting will be held at the Nasdaq MarketSite at 4 Times Square, New York, NY 10036. As used in this proxy statement, the terms "Axsome," "we," "us," and "our" mean Axsome Therapeutics, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:
Why am I receiving these proxy materials?

A:
Our board of directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Friday, June 1, 2018 at 9:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. We intend to mail the notice of Annual Meeting, this proxy statement, accompanying form of proxy card, and our 2017 Annual Report on Form 10-K to you on or about May 1, 2018. This proxy statement includes information that we are required to provide to you by the Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.

Q:
What is included in the proxy materials?

A:
The proxy materials include:

•
This proxy statement for the Annual Meeting;

•
Our 2017 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2017; and

•
The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.

Q:
How can I get electronic access to the proxy materials?

A:
The Company's proxy materials are available at the AST proxy website and at www.axsome.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

  You can find directions on how to instruct us to send future proxy materials to you by email at www.voteproxy.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:
What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:
Where is the Annual Meeting?

A:
The Annual Meeting will be held at the Nasdaq MarketSite at 4 Times Square, New York, NY 10036.

Q:
Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 13, 2018, the Record Date. Admission will begin at 8:45 a.m. local time on the date of the Annual Meeting, and you must present valid picture identification such as a driver's license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 9:00 a.m. local time.

Stock Ownership

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Stockholders of record—If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the "stockholder of record," and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

  Beneficial owners—Many Axsome stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the "beneficial owner" of shares held in "street name." The proxy materials were forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

  As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:
How many shares must be present or represented to conduct business at the Annual Meeting?

A:
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and the Delaware General Corporation Law, or the DGCL. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.

  A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted, referred to as stockholder withholding with respect to a particular matter.

  Under the DGCL, abstentions and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:
Who is entitled to vote at the Annual Meeting?

A:
Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 25,550,492 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Axsome will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or follow the voting directions described below, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Stockholder of record—If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:

•
Via the Internet—You may vote by proxy via the Internet by following the instructions provided in the proxy card and at www.voteproxy.com.

•
By Telephone—You may vote by proxy by telephone by calling the toll free number found on the proxy card.

•
By Mail—You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

  Beneficial owners—If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to information forwarded by your bank or broker to see which voting options are available to you.

Q:
What proposals will be voted on at the Annual Meeting?

A:
At the Annual Meeting, stockholders will be asked to vote:

(1)
To elect the two directors identified in this proxy statement to serve as Class III directors until the annual meeting held in 2021 and until their successors are duly elected and qualified;

(2)
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

(3)
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Q:
What is the voting requirement to approve each of the proposals?

A:
Proposal One—The election of a director requires a plurality vote of the shares of common stock voted at the Annual Meeting. "Plurality" means that the individual who receives the largest number of votes cast "for" is elected as a director, however, a nominee is not required to receive a majority of votes "for". As a result, any shares not voted "for" the nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee's favor.

  Proposal Two—The affirmative vote of a majority of votes cast is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal and broker non-votes will have no effect on the outcome of this proposal.

Q:
How does the board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that you vote your shares:

•
"FOR" the nominees for election as directors listed in Proposal One; and

•
"FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018.

Q:
What happens if I do not give specific voting instructions?

A:
Stockholder of record—If you are a stockholder of record and you:

•
Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or

•
Sign and return a proxy card without giving specific voting instructions,

  then the persons named as proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

  Beneficial owners—If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

Q:
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:
Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole routine matter—the proposal to ratify the appointment of Ernst & Young LLP. Your broker will not have discretion to vote on the election of directors.

  Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q:
What happens if additional matters are presented at the Annual Meeting?

A:
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:
Can I change or revoke my vote?

A:
Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

  If you are a stockholder of record, you may change your vote by: (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares; or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

  If you are a beneficial owner of shares held in street name, you may change your vote: (1) by submitting new voting instructions to your broker, trustee or other nominee; (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person; or (3) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares.

  Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:
Who will bear the cost of soliciting votes for the Annual Meeting?

A:
We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Axsome may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Axsome or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:
What is the deadline to propose actions for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?

A:
You may submit proposals, including director nominations, for consideration at future stockholder meetings.

  Requirements for stockholder proposals to be considered for inclusion in our proxy materials—Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2019 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than January 1, 2019, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

  Requirements for stockholder proposals to be brought before an annual meeting—In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our board of directors or any committee thereof or any stockholder who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

  Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

  The "Notice Deadline" is defined in our amended and restated bylaws as that date which is not less than 120 days nor more than 150 days prior to the one-year anniversary of the previous year's annual meeting of stockholders. As a result, the Notice Deadline for the 2018 annual meeting of stockholders is between January 2, 2018 and February 1, 2018.

  If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

  Recommendation of director candidates—You may recommend candidates to our board of directors for consideration by our nominating and governance committee by following the procedures set forth below in "Corporation Governance—Stockholder Recommendations for Nominations to the Board of Directors."

Q:
How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A:
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our company may be obtained at the web site maintained by the SEC that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the SEC's website is www.sec.gov. All notices of proposals by stockholders, whether or not included in Axsome's proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:
What does it mean if multiple members of my household are stockholders but we only received one full set of proxy materials in the mail?

A:
We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we deliver a single copy of the notice of the Annual Meeting and the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs and is environmentally friendly. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the notice of the Annual Meeting and the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice of the Annual Meeting and the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:
What is the mailing address for Axsome's principal executive offices?

A:
Our principal executive offices are located at 25 Broadway, 9th Floor, New York, New York 10004. The telephone number at that location is (212) 332-3241.

  Any written requests for additional information, copies of the proxy materials and 2017 Annual Report, notices of stockholder proposals, recommendations for candidates to our board of directors, communications to our board of directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER ANNUAL MEETING TO BE HELD ON June 1, 2018.

The proxy statement and annual report to stockholders is available at the AST proxy website.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

        Our board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors is currently comprised of five members who are divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. This classification of the board of directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. The term of office of our Class III directors, Herriot Tabuteau, M.D. and Mark Coleman, M.D., will expire at this year's Annual Meeting. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees

        Two Class III directors have been nominated for election at the Annual Meeting for a three-year term expiring in 2021. Upon the recommendation of our nominating and governance committee, our board of directors has nominated Herriot Tabuteau, M.D. and Mark Coleman, M.D. for election as Class III directors. The term of office of the nominees elected as directors will continue until such directors' terms expire in 2021 and until their successors have been duly elected and qualified.

Information Regarding the Nominee and Other Directors

Nominee for Class III Directors for a Term Expiring in 2021

        The following contains information about the nominee as of April 13, 2018, including the nominee's age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our board of directors to determine that the nominee should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience
Herriot Tabuteau, M.D.	49	Dr. Tabuteau has served as our founder, Chief Executive Officer, and Chairman of our board of directors since our founding in January 2012. He is also the founder of Antecip Capital LLC (formerly Versant Capital Management LLC), one of our principal stockholders, for which Dr. Tabuteau has been the managing member since 2003. Dr. Tabuteau is also the managing member of Antecip Bioventures II LLC. Prior to founding our company, Dr. Tabuteau was a Senior Analyst and Partner at Healthco/S.A.C. Capital (now known as HealthCor) where he was responsible for the biotechnology, genomics, and instrumentation portfolios. Previously, Dr. Tabuteau was the healthcare analyst at Kingdon Capital. Prior to that position, Dr. Tabuteau was a Senior Research Analyst at Banc of America Securities covering the hospital supplies sector. Prior to Banc of America, Dr. Tabuteau was part of the healthcare investment banking group at Goldman Sachs. Dr. Tabuteau earned his M.D. from Yale University School of Medicine and his Bachelor of Arts in molecular biology and biochemistry from Wesleyan University.

Name	Age	Principal Occupation and Business Experience
Mark Coleman, M.D	50

Dr. Coleman has been a member of our board of directors since December 2014. In addition, from 2012 to 2014, Dr. Coleman served as a consultant to us. Since 2005, Dr. Coleman has served as the Medical Director of the Baltimore branch of National Spine and Pain Centers, or NSPC, the nation's largest interventional pain management group. Dr. Coleman served as Director of Novel Therapies at NSPC from 2009 to 2011. NSPC routinely evaluates emerging treatments for pain through the conduct of clinical trials. Dr. Coleman is a Diplomat of the American Board of Anesthesiology in Anesthesiology and Pain Management. Dr. Coleman holds an M.D. from Johns Hopkins University School of Medicine and received his undergraduate degree from Wesleyan University. Dr. Coleman's medical background, particularly his specialized experience in the treatment of pain, make him qualified to serve on our board.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CLASS III NOMINEES NAMED ABOVE.

        The following contains certain information about those directors whose terms do not expire at the Annual Meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and our board of directors to determine that the directors should serve as one of our directors. The age of each director as of April 13, 2018 is set forth below.

Incumbent Class I Director Whose Term Expires in 2019

Name	Age	Principal Occupation and Business Experience
Roger Jeffs, Ph.D.	56	Dr. Jeffs has been a member of our board of directors since December 2014. Dr. Jeffs is the co-founder and co-owner of Bull City Select Investments. Dr. Jeffs retired from United Therapeutics Corporation in 2016, where he worked for 18 years. Dr. Jeffs joined United Therapeutics Corporation during its inception phase in 1998 as director of research, development, and medical and served as its president and chief operating officer from 2001 to 2014, and President and co-CEO from 2015-2016, and was a member of the Board of Directors from 2001 through 2016. While at United Therapeutics, Dr. Jeffs helped lead the IPO, oversaw the clinical development and regulatory approval of 6 products for rare diseases, and managed the commercial effort that lead to a consistent >20% CAGR and $1.5B revenue run rate. United Therapeutics was consistently recognized as one of the fastest growing companies and best places to work during his tenure.

Dr. Jeffs previously held positions at Amgen, Inc. and Burroughs Wellcome Co. where he held roles in clinical development. Dr. Jeffs holds an undergraduate degree in chemistry from Duke University and a Ph.D. in pharmacology from the University of North Carolina School of Medicine. Dr. Jeffs currently serves on the Board of Directors of Axovant, Dova Pharmaceuticals, Albireo Pharma, and Sangamo Therapeutics. Dr. Jeffs' scientific background and business experience, coupled with his experience as a chief executive officer of a publicly-traded biotechnology company, provide him with the qualifications and skills to serve as a director.

Incumbent Class II Directors Whose Terms Expire in 2020

Name	Age	Principal Occupation and Business Experience
Myrtle Potter	59	Ms. Potter has been a member of our board of directors since June 2017. Ms. Potter is the Chief Executive Officer and Founder of Myrtle Potter & Company, a healthcare and life science advisory firm, which she founded in 2005. Ms. Potter previously served as the President, Commercial Operations and Chief Operating Officer of Genentech, Inc. from 2000 to 2005, where she also served on the Executive Committee and was Co-Chair of the Product Portfolio Committee. At Genentech, Ms. Potter led the commercialization of a number of products including Avastin™, Rituxan™, Herceptin™, Tarceva™, Xolair™, Nutropin™, Activase™, and TNkase™. Prior to joining Genentech, she held executive operating positions at Bristol-Myers Squibb Company and Merck & Co., Inc. While at Merck, she started the joint venture entity Astra Merck Inc., which through merger, later became AstraZeneca plc. She began her career with Procter & Gamble Co. Patient Care Products.

Ms. Potter currently serves on the Board of Directors of Liberty Mutual Holding Company, Rite Aid Corporation, Insmed Incorporated, and Proteus Digital Health, Inc. She is also on the Board of Trustees of The University of Chicago and previously served on the boards of Everyday Health, LLC, Medco Health Solutions, Inc., and Amazon.com, Inc. Ms. Potter holds a Bachelor of Arts Degree from The University of Chicago. Ms. Potter's years of experience in the biotechnology industry, including extensive commercial and operational experience leading pharmaceutical companies in bringing new therapies to market, provide her with the qualifications and skills to serve as a director.

Mark Saad	48

Mr. Saad has been a member of our board of directors since December 2014. Mr. Saad is currently a Partner and Chief Operating Officer of Alethea Capital Management, LLC, an asset management firm based in San Diego. Between August 2014 and February 2017, he served as the Chief Financial Officer of Bird Rock Bio, Inc., a clinical stage biopharmaceutical company focused on developing innovative immuno-inflammatory regulators. Previously, he served as Chief Financial Officer of Cytori Therapeutics from 2004 to 2014, where he was responsible for finance and accounting, business development, and other operating functions. Prior to Cytori, he served as Executive Director of UBS Investment Bank, where he was the Chief Operating Officer of the Global Healthcare Group. Prior to UBS, Mr. Saad was part of the Health Care Investment Banking Group at Salomon Smith Barney. Mr. Saad holds a Bachelor of Arts from Villanova University. Through his years of experience as a chief financial officer, and his experience in the investment banking field, Mr. Saad provides valuable financial and leadership experience to the board.

        There are no family relationships among any of our directors or executive officers. See "Corporate Governance" below for additional information regarding our board of directors.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        Our audit committee has appointed the firm of Ernst & Young LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2018. Ernst & Young LLP has audited our financial statements since the fiscal year ended December 31, 2013.

        Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Axsome and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018. Our audit committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

        If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

        The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by Ernst & Young LLP during the years ended December 31, 2017 and 2016:

	2017	2016
Audit Fees(1)	$577,100	$388,075
Audit-Related Fees(2)
Tax Fees(3)
All Other Fees

Total Fees	$577,100	$388,075

(1)
Audit Fees: Consist of fees for professional services provided by Ernst & Young LLP in connection with the audit of our financial statements, review of our quarterly financial statements, and related services that are normally provided in connection with registration statements.

(2)
Audit-Related Fees: Consist of fees for professional services that are reasonably related to the performance of the audit or review of our financial statements.

(3)
Tax Fees: Consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

Pre-Approval of Audit and Non-Audit Services

        Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval is needed on a time urgent basis)

generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION
OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

 CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

        We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website at www.axsome.com. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website. We intend to disclose, to the extent required by applicable rules and regulations, future amendments to, or waivers of, our code of ethics and business conduct, at the same location on our website identified above and also in public filings we will make with the SEC. Information contained on our website is not incorporated by reference into this proxy, and you should not consider information contained on our website to be part of this proxy or in deciding whether to purchase shares of our common stock.

Board Composition

        Our board of directors currently consists of five members, each of whom is elected pursuant to the board composition provisions of our amended and restated certificate of incorporation. Our nominating and corporate governance committee and board of directors may consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender, or national origin. We have no formal policy regarding board diversity. Our nominating and corporate governance committee's and board of directors' priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, and professional and personal experiences and expertise relevant to our growth strategy.

Director Independence

        Under the listing requirements and rules of the Nasdaq Global Market, or Nasdaq, independent directors must compose a majority of a listed company's board of directors within a one-year period following the completion of its initial public offering. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating and corporate governance committees must be independent within the meaning of applicable Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

        Our board of directors undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. In making this determination, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the association of our directors with the holders of more than 5% of our common stock.

        As a result of this review, our board of directors determined that Dr. Coleman, Dr. Jeffs, Ms. Potter and Mr. Saad qualify as "independent" directors within the meaning of the Nasdaq rules. Nasdaq rules require that a majority of the board of directors and each member of our audit, compensation, and nominating and corporate governance committees be independent. We believe we are compliant with these independence requirements. As required under applicable Nasdaq rules, we anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present. There are no family relationships among any of our directors or executive officers.

        Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries. Each of Dr. Coleman, Dr. Jeffs, Ms. Potter and Mr. Saad qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

        The positions of Chief Executive Officer and Chairman of the Board are both currently held by Dr. Tabuteau. Our board of directors has also appointed a Lead Director, Dr. Jeffs. The Lead Director's responsibilities include: (1) coordinating the scheduling and preparation of agendas for the executive sessions of the board of directors and other meetings of the board of directors in the absence of the Chairman of the Board; (2) chairing executive sessions of the board of directors and other meetings of the board of directors in the absence of the Chairman of the Board; (3) approving information sent to the board of directors; (4) serving as a liaison between the Chairman of the Board and the other independent directors; (5) approving the meeting agendas for the board and approving the meeting schedules of the board of directors to assure that there is sufficient time for discussion of all agenda items; and (6) if requested by major stockholders, ensuring that he or she will be available for consultation and direct communication with such major stockholders. The Lead Director has the authority to call meetings of the independent directors. Our board of directors believes that this combined role of Chairman and Chief Executive Officer, coupled with a Lead Director, is currently the most effective leadership structure for our company and is in the best interests of our stockholders. In considering its leadership structure, our board of directors believes that the combined roles of Chairman and Chief Executive Officer are appropriately balanced by the designation of a Lead Director with substantive responsibilities, the majority of independent directors that comprise the board of our directors, and our company's strong corporate governance policies and procedures.

        We have a separate chair for each committee of our board of directors. The chairs of each committee are expected to report annually to our board of directors on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify shortcomings, if any.

        Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our board of directors. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations.

        Audit committee.    Dr. Coleman, Dr. Jeffs, Ms. Potter and Mr. Saad currently serve on the audit committee, which is chaired by Mr. Saad. Our board of directors has determined that each of the members of our audit committee satisfies Nasdaq and SEC independence requirements, and that Mr. Saad qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq listing standards. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and which is available on our website at www.axsome.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our audit committee met four times during the year ended December 31, 2017. The audit committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

  •
  pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

  •
  reviewing the overall audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;

  •
  reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

  •
  coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

  •
  establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

  •
  recommending based upon the audit committee's review and discussions with management and the independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

  •
  monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

  •
  preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

  •
  reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

  •
  reviewing quarterly earnings releases.

        Compensation committee.    Dr. Coleman, Dr. Jeffs, Ms. Potter and Mr. Saad currently serve on the compensation committee, which is chaired by Ms. Potter. Dr. Jeffs served as chairman of the compensation committee from June 2016 until he was replaced as chairman by Ms. Potter in June 2017. Our board of directors has determined that each of the members of our compensation committee satisfies Nasdaq and SEC independence requirements. The compensation committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.axsome.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our compensation committee met in person or by phone or acted by written consent four times during the year ended December 31, 2017. The compensation committee's responsibilities include:

  •
  annually reviewing and making recommendations to the board of directors with respect to corporate goals and objectives relevant to the compensation of our chief executive officer;

  •
  evaluating the performance of our chief executive officer in light of such corporate goals and objectives and making recommendations to the board of directors with respect to the compensation of our chief executive officer;

  •
  reviewing and approving the compensation of our other executive officers;

  •
  reviewing and establishing our overall management compensation, philosophy and policy;

  •
  overseeing and administering our compensation and similar plans;

  •
  reviewing and approving our policies and procedures for the grant of equity-based awards;

  •
  reviewing and making recommendations to the board of directors with respect to director compensation;

  •
  reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K, which we will be required to include at such time as we are determined to no longer qualify as an "emerging growth company";

  •
  reviewing and discussing with the board of directors corporate succession plans for the chief executive officer and other key officers; and

  •
  hiring third party compensation consultants to review and make recommendations on the compensation of directors, executive officers and other key officers.

        During the year ended December 31, 2017, our compensation committee retained Frederick W. Cook & Co., or F.W. Cook, to review our compensation program and to provide them with independent compensation data and analysis. In connection with this analysis, F.W. Cook and the compensation committee reviewed each component of compensation paid to our non-employee directors and executive officers against comparable positions at companies that were determined by F.W. Cook to be similar in scope of operation to Axsome. F.W. Cook reports directly and exclusively to the compensation committee. Our compensation committee analyzed whether the work of F.W. Cook as a compensation consultant has raised any conflict of interest, and, based on its analysis, determined that the work of F.W. Cook and the individual compensation advisors employed by F.W. Cook as compensation consultants has not created any conflict of interest and the compensation committee is satisfied with the independence of F.W. Cook. Prior to F.W. Cook, for the year ended December 31, 2016, Radford, a business unit of Aon plc, served as compensation consultant to the compensation committee.

        Nominating and corporate governance committee.    Dr. Coleman, Dr. Jeffs, Ms. Potter and Mr. Saad currently serve on the nominating and corporate governance committee, which is chaired by Dr. Jeffs. Our board of directors has determined that each member of the nominating and corporate governance committee is "independent" as defined in applicable Nasdaq rules. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of Nasdaq and which is available on our website at www.axsome.com. The inclusion of our website address here and elsewhere in this proxy does not include or incorporate by reference the information on our website into this proxy. Our nominating and corporate governance committee met once during the year ended December 31, 2017. The nominating and corporate governance committee's responsibilities include:

  •
  developing and recommending to the board of directors criteria for board and committee membership;

  •
  establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

  •
  reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

  •
  identifying individuals qualified to become members of the board of directors;

  •
  recommending to the board of directors the persons to be nominated for election as directors and to each of the board of director's committees;

  •
  developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;

  •
  developing a mechanism by which violations of the code of business conduct and ethics can be reported in a confidential manner; and

  •
  overseeing the evaluation of the board of directors and management.

        Our board of directors may from time to time establish other committees.

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Meetings of the Board of Directors

        The full board of directors met in person or by phone five times during the year ended December 31, 2017 and then also acted by written consent during the year as needed. No director attended fewer than 75% of the total number of meetings of the board of directors and of any committees of the board of directors of which he or she was a member during our year ended December 31, 2017.

        It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We have scheduled our Annual Meeting on the same day as a regularly scheduled board of directors meeting in order to facilitate attendance by the members of our board of directors. All of our directors at the time of our 2017 annual meeting of stockholders attended the 2017 annual meeting of stockholders.

Board Oversight of Risk

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, and regulatory and legal compliance; our compensation committee oversees major risks associated with our compensation policies and programs; and our nominating and governance committee oversees the management of risks associated with director independence, conflicts of interest, composition and organization of our board of directors and director succession planning. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on Axsome, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director Nomination Process

        In considering whether to recommend any candidate for inclusion in our board of directors' slate of recommended directors, including candidates recommended by stockholders, the nominating and corporate governance committee applies a certain set of criteria, including, but not limited to, the candidate's integrity, business acumen, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. We believe that the value of diversity on the board of directors should be considered by the nominating and corporate governance committee in the director identification and nomination process. The nominating and corporate governance committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

Director Compensation

        During our fiscal year ended December 31, 2017, our non-employee directors earned options to purchase shares of our common stock under our 2015 Omnibus Incentive Compensation Plan, which will be granted after the Annual Meeting. All members of the board of directors, with the exception of Ms. Potter, elected to receive options to purchase shares of our common stock in lieu of the fees earned in cash in 2017, which options were granted in March 2018. A non-employee director is a director who is not employed by us and who does not receive compensation from us (other than for services as a director) or have a business relationship with us that would require disclosure under certain SEC rules. Dr. Tabuteau, our Chief Executive Officer and Chairman of our board of directors, did not receive any compensation from us during our fiscal year ended December 31, 2017 for his service as a director and is not included in the table below.

Name	Fees Earned in Cash(1)	Option Awards(2)(3)		Total
Roger Jeffs, Ph.D.	$72,294	$34,465	(4)	$106,759
Mark Coleman, M.D.	$49,398	$34,465	(5)	$83,863
Mark Saad	$59,000	$34,465	(6)	$93,465
Myrtle Potter(8)	$30,578	$80,547	(7)	$111,126

(1)
All members of the board of directors, other than Ms. Potter, have elected to receive options to purchase our common stock in lieu of the fees earned in cash in 2017. The options will have a grant date fair value that is equal to the value of the fees earned in cash in 2017. These grants were made in March 2018.

(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standards Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 2 to our financial statements. These amounts do not reflect the actual economic value that will be realized by the director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(3)
In March 2017, all members of the board of directors, except Myrtle Potter (see (8), below), received an option grant for 2016 services that was immediately vested and exercisable. Each member of the board of directors also received an annual option grant, which options vested in full on the one-year anniversary of the date of grant.

(4)
The aggregate number of option awards held by Dr. Jeffs as of December 31, 2017 is 28,992.

(5)
The aggregate number of option awards held by Dr. Coleman as of December 31, 2017 is 117,199.

(6)
The aggregate number of option awards held by Mr. Saad as of December 31, 2017 is 68,720.

(7)
The aggregate number of option awards held by Ms. Potter as of December 31, 2017 is 30,197.

(8)
Ms. Potter joined our board of directors on June 16, 2017.

        In March 2017, our compensation committee evaluated the method for granting options to the board of directors as compensation for their services, and decided to change the option grant timing from granting vested options for prior year service to granting options with vesting restrictions for current year service. In connection with the change in option grant timing, as compensation for services to be provided during 2017, in March 2017 all non-employee members of the board of directors received an option grant to purchase 11,000 shares of our common stock at an exercise price equal to $4.95 per share that vest one year from the date of grant.

Non-Employee Director Compensation

        During our fiscal year ended December 31, 2017, each of our non-employee directors received the following cash compensation for board services, as applicable:

  •
  $35,000 per year for service as a board of directors member;

  •
  $15,000 per year for service as Lead Director;

  •
  $15,000 per year for service as chairman of the audit committee;

  •
  $10,000 per year for service as chairman of the compensation committee;

  •
  $7,500 per year for service as chairman of the nominating and corporate governance committee;

  •
  $7,500 per year for service on the audit committee;

  •
  $5,000 per year for service on the compensation committee;

  •
  $4,000 per year for service on the nominating and corporate governance committee;

  •
  initial equity grant of 22,000 options for new directors; and

  •
  annual equity grant of 11,000 options per year for service as a board of directors member.

        All retainers are prorated for any portion of a year to which they apply for each non-employee director.

        A non-employee director may elect to receive, in lieu of such cash compensation, options to purchase shares of our common stock, with an exercise price per share equal to the fair market value of our common stock on the date of such grant. Such options will be granted at the same time as all executive officer annual option grants, which will be on the close of business on the third trading day following the filing of our Annual Report on Form 10-K for each recently completed fiscal year. The annual equity grants to the directors will be made on the close of business on the date of the annual meeting. We will also continue to reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

        In March 2018, all of our non-employee director were granted options to purchase shares of our common stock in lieu of the fees earned in cash in 2017, with the exception of Ms. Potter, who elected to receive her fees earned in cash. Such options were granted at an exercise price equal to $2.85 and were immediately vested and exercisable.

Limitation of Liability and Indemnification Arrangements

        As permitted by the DGCL, we have adopted provisions in our amended and restated certificate of incorporation and amended and restated bylaws that limit or eliminate the personal liability of our directors. Consequently, a director will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

  •
  any breach of the director's duty of loyalty to us or our stockholders;

  •
  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  any unlawful payments related to dividends or unlawful stock repurchases, redemptions or other distributions; or

  •
  any transaction from which the director derived an improper personal benefit.

        These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

        In addition, our amended and restated bylaws provide that:

  •
  we will indemnify our directors, officers and, in the discretion of our board of directors, certain employees to the fullest extent permitted by the DGCL; and

  •
  advance expenses, including attorneys' fees, to our directors and, in the discretion of our board of directors, to our officers and certain employees, in connection with legal proceedings, subject to limited exceptions.

        We also maintain general liability insurance to provide insurance coverage to our directors and officers for losses arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act of 1933, as amended, or the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

        These provisions may discourage stockholders from bringing a lawsuit against our directors in the future for any breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors, officers and certain employees pursuant to these indemnification provisions. We believe that these provisions and the insurance are necessary to attract and retain talented and experienced directors and officers.

        At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that might result in a claim for such indemnification.

Stockholder Communications with the Board of Directors

        Stockholders wishing to communicate with the board of directors or with an individual member of the board of directors may do so by writing to the board of directors or to the particular member of the board of directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

 EXECUTIVE OFFICERS & KEY PERSONNEL

        The following table provides information concerning our executive officers and key personnel as of the Record Date:

Name	Age	Position
Executive Officers
Herriot Tabuteau, M.D.	49	Chief Executive Officer, President, and Chairman of the Board
John Golubieski	52	Chief Financial Officer
Key Personnel
Robert Niecestro, Ph.D.	61	Vice President, Clinical and Regulatory
Mark Jacobson	34	Senior Vice President, Operations and Secretary
Cedric O'Gorman, M.D., M.B.A.	43	Senior Vice President, Clinical Development and Medical Affairs

Executive Officers

        Herriot Tabuteau, M.D.    Please see Dr. Tabuteau's biography on page 8 of this proxy statement under the section entitled "Proposal One—Election of Director—Incumbent Class III Directors Whose Terms Expire in 2018."

        John Golubieski.    Mr. Golubieski has served as our Chief Financial Officer since August 2017. Mr. Golubieski joined us from Osmotica Holdings, LLC, where he had served as Chief Financial Officer since February 2014. Previously, from July 2013 to June 2014, Mr. Golubieski served as Interim Chief Financial Officer of Lantheus Medical Imaging Inc. and as Chief Financial Officer of Fougera Pharmaceuticals, Inc. from July 2011 to October 2012. Prior to joining Fougera, from October 2005 to June 2011, Mr. Golubieski served as Senior Vice President, Financial Planning & Analysis of King Pharmaceuticals, Inc. From August 1989 until October 2005, Mr. Golubieski served in a number of capacities of increasing responsibility at Bristol-Myers Squibb Company in business and financial planning and analysis, and business and product development. From July 1987 until August 1989, Mr. Golubieski began his career at Price Waterhouse, where he served as staff accountant. Mr. Golubieski earned his Bachelor of Science degree in Commerce and his Masters degree in Business Administration from Rider University.

Key Personnel

        Robert Niecestro, Ph.D.    Dr. Niecestro has served as our Vice President, Clinical and Regulatory since September 2017. Prior to that, Dr. Niecestro had served as our Head of Regulatory since October 2012. In addition, since 2004, Dr. Niecestro has served as a consultant to a variety of biopharmaceutical companies, including Keryx Biopharmaceuticals, Inc. and TG Therapeutics, Inc. Prior to 2004, Dr. Niecestro held numerous senior management positions, including serving as Vice President of Clinical Development for Andrx Laboratories, Senior Director, Clinical Development and Therapeutic Head for Gastrointestinal, Oncology and Stroke at Eisai Inc., and as Director, Clinical Operations and NDA Planning for Organon Inc. While at Andrx, Dr. Niecestro was part of the team that developed the following approved drugs: extended-release metformin, extended-release lovastatin, and valproic acid. At Eisai, Dr. Niecestro played a pivotal role in the development and commercialization of Aciphex (rabeprazole sodium) and the post-NDA program for Aricept (donepezil sodium), and was involved in the launch of both the oncology and neurology franchises in the United States. While at Organon was part of the team that developed and commercialized the following drugs: Zemuron (rocuronium bromide), Orgaran (danaparoid sodium), Humegon (FSH/LH), Follistim (recombinant FSH beta), and one birth control pill (Mircette). Dr. Niecestro has been involved in the filing of over 45 INDs, has over 60 peer-reviewed publications, and holds 3 patents. Dr. Niecestro completed his graduate and post-graduate work at the University of Illinois at Chicago.

        Mark Jacobson, M.A.    Mr. Jacobson has served as our Senior Vice President, Operations since September, 2017, when he was promoted from his role as our Vice President, Operations, which he had been serving as since October 2015. Prior to that, Mr. Jacobson served as our Senior Director of Operations from April 2014 until October 2015. Prior to joining Axsome, he was Director of Corporate Development at Stemline Therapeutics, Inc., where he played a critical role in advancing the company from a 3-person team in 2010 to the successful completion of an initial public offering and secondary public offering in 2013, which together raised approximately $100 million for the company. While at Stemline, Mr. Jacobson's responsibilities spanned investor relations, public relations, corporate operations, and intellectual property. Mr. Jacobson began his career in healthcare communications at Publicis Healthcare Communications Group. Mr. Jacobson earned a Master of Arts in Biotechnology from Columbia University and a Bachelor of Science in Biology from Iowa State University.

        Cedric O'Gorman, M.D., M.B.A.    Dr. O'Gorman has served as our Senior Vice President, Clinical Development and Medical Affairs since September 2017. Prior to joining us, Dr. O'Gorman was the Vice President of Medical Affairs at Intra-Cellular Therapies since December 2014. Before that, Dr. O'Gorman was the U.S. medical lead for psychiatry at Genentech/Roche. Prior to Genentech/Roche, Dr. O'Gorman spent 5 years at Pfizer representing medical affairs on several branded neuroscience products including Geodon for schizophrenia and bipolar disorder, and Pristiq for major depressive disorder. Dr. O'Gorman received his medical degree from the National University of Ireland, in Galway, Ireland, trained at the Institute of Psychiatry, in London, England, and earned his Master of Business Administration from the New York University Stern School of Business.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides information concerning the compensation paid to our Chief Executive Officer, Chief Financial Officer, and former Vice President, Finance, for the fiscal years ended December 31, 2017 and December 31, 2016. We refer to these individuals as our named executive officers.

Name and Principal Position	Year	Salary($)		Bonus($)		Option Awards ($)(6)	Non-equity incentive plan compensation ($)		Total ($)
Herriot Tabuteau, M.D.	2017	435,000				488,252	200,100	(1)	1,123,352
Chief Executive Officer and	2016	435,000				2,755,067	174,000	(2)	3,364,067
Chairman of the Board
John Golubieski	2017	131,875	(3)	50,000	(5)	519,616	48,957	(1)	750,448
Chief Financial Officer
Constance Ames	2017	179,690	(4)			81,922			261,612
Former Vice President, Finance	2016	225,000				131,444	53,325	(2)	409,769
and Treasurer

(1)
Represents a discretionary bonus awarded as a result of performance in the 2017 fiscal year paid in March 2018.

(2)
Represents a discretionary bonus awarded as a result of performance in the 2016 fiscal year paid in March 2017.

(3)
Mr. Golubieski's employment commenced on August 4, 2017. The amount reported represents the pro rata portion of Mr. Golubieski's salary from August 4, 2017 through December 31, 2017.

(4)
Ms. Ames' employment as Vice President, Finance ended on August 18, 2017, at which time she transitioned to a consulting role. As a result, she was no longer an executive officer as of August 18, 2017. The amount reported represents the pro rata portion of Ms. Ames' salary as Vice President, Finance from January 1, 2017 to August 18, 2017, together with the pro rata portion of Ms. Ames' fees as a consultant from August 18, 2017 to December 31, 2017.

(5)
Represents a one-time payment to Mr. Golubieski as a signing bonus in August 2017.

(6)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted computed in accordance with Financial Accounting Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 2 to our financial statements. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

        Each of our named executive officers is eligible to receive (i) a base salary that may be increased at the discretion of the compensation committee of the board of directors, (ii) a grant of stock options or restricted stock at the discretion of the compensation committee, and (iii) an annual performance bonus at the discretion of the compensation committee. The target amount of each named executive officer's annual performance bonus is a percentage of his or her base salary, as set forth in the table below, and the actual amount payable is based on the achievement of individual and corporate objectives.

        The base salary and target annual performance bonus for each of our named executive officers for our fiscal year ended December 31, 2017, is listed in the table below:

Name	2017 Base Salary ($)	2017 Target Performance Bonus (%)
Herriot Tabuteau, M.D.	$435,000	50%
John Golubieski(1)	$325,000	40%
Constance Ames(2)	$179,690

(1)
Mr. Golubieski's actual 2017 salary and performance bonus was prorated for the period August 4, 2017 to December 31, 2017.

(2)
Ms. Ames' employment as Vice President, Finance ended on August 18, 2017, at which time she transitioned to a new consulting role. As a result, she was no longer an executive officer as of August 18, 2017. The amount reported represents Ms. Ames' base salary from January 1, 2017 through August 18, 2017, after which she was paid an average weekly consulting fee of $1,875. Because Ms. Ames transitioned to a consulting role, she was no longer eligible to receive an annual performance bonus for services rendered in 2017.

        The specific performance factors taken into account in assessing the named executive officers' bonuses for our fiscal year ended December 31, 2017 included: (i) progress of our clinical trials including initiation, enrollment, and receipt of results; (ii) achievement of regulatory milestones; (iii) investor relations initiatives; expansion of infrastructure and headcount to achieve our corporate objectives; and (iv) new business initiatives including financing activities.

        Based on these and other performance factors, the compensation committee determined in February 2018 that the 2017 named executive officer target bonuses should be paid at 92% for Herriot Tabuteau, M.D. and 92% for John Golubieski. Accordingly, Dr. Tabuteau received a bonus payment of $200,100 and Mr. Golubieski received a bonus payment of $48,957. Ms. Ames was no longer an executive officer as of August 18, 2017, and therefore was not eligible to receive a bonus payment.

        In February 2017, our compensation committee determined that the 2017 base salaries of each of our currently employed named executive officer's shall remain unchanged from such named executive officer's 2016 annual base salary.

        In addition, in February 2018, our compensation committee determined that the 2018 base salaries of each of our currently employed named executive officer's shall remain unchanged from such named executive officer's 2017 annual base salary.

Equity Compensation

        We have historically offered stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as "incentive stock options" for U.S. federal income tax purposes. We typically grant stock options to new hires upon their commencing employment with us.

        As part of an annual compensation evaluation of our named executive officers at the beginning of each year, the compensation committee of the board of directors considers granting stock options to our named executive officers based on such executive's individual performance for the preceding year and as an incentive for future performance. Stock options are granted under the Company's 2015 Omnibus Incentive Compensation Plan, and generally vest and become exercisable beginning three months following the grant date in equal quarterly installments over four years.

        Effective March 15, 2017, our compensation committee granted Dr. Tabuteau a stock option to purchase 149,000 shares of our common stock with an exercise price of $4.95 per share and granted Ms. Ames a stock option to purchase 25,000 shares of our common stock with an exercise price of $4.95 per share. These options will vest in substantially equal quarterly installments over four years such that the options will be fully vested on March 15, 2021. The exercise price of $4.95 per share of the options was the closing price of our common stock on March 15, 2017 as reported by Nasdaq.

        Effective March 12, 2018, our compensation committee granted Dr. Tabuteau a stock option to purchase 187,628 shares of our common stock with an exercise price of $2.85 per share. These options will vest in substantially equal quarterly installments such that the options will be fully vested on March 12, 2022. The exercise price of $2.85 per share of the options was the closing price of our common stock on March 12, 2018 as reported by Nasdaq. Ms. Ames was not eligible to receive an annual stock option grant because she was no longer an executive officer as of August 18, 2017, and our compensation committee determined not to grant Mr. Golubieski an annual stock option because he had only been employed by us for a portion of 2017.

        As described under "Outstanding Equity Awards as of December 31, 2017" below, all outstanding, unvested and unexercisable options held by our named executive officers are subject to accelerated vesting in the event we experience a change in control and the stock options are not assumed by the successor corporation, or at the discretion of the board of directors.

Outstanding Equity Awards as of December 31, 2017

        The following table sets forth information regarding each outstanding and unexercised option held by each of our named executive officers as of December 31, 2017. The number of shares subject to each award and, where applicable, the exercise price per share, reflect all changes as a result of our capitalization adjustments.

        The vesting and exercisability schedule applicable to each outstanding award is described in the footnotes to the table below.

		Option awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Herriot Tabuteau, M.D.	5/27/2016	196,506	327,494	(1)	$8.02	5/26/2026
	3/15/2017	27,939	121,061	(2)	$4.95	3/14/2027
John Golubieski	8/4/2017		132,000	(3)	$5.90	8/4/2027
Constance Ames(5)	12/19/2014	38,925			$4.04	12/18/2024
	9/15/2015	30,506	10,167	(4)	$6.47	9/14/2025
	5/27/2016	9,378	15,622	(1)	$8.02	5/26/2026
	3/15/2017	4,689	20,311	(2)	$4.95	3/14/2027

(1)
The unexercisable options will vest and become exercisable in equal installments on a quarterly basis through May 27, 2020, provided that the executive continues to provide services to us through the applicable dates.

(2)
The unexercisable options will vest and become exercisable in equal quarterly installments over four years such that the options will be fully vested on March 15, 2021, provided that the executive continues to provide services to us through the applicable dates.

(3)
The unexercisable options will vest and become exercisable in equal annual installments over four years such that the options will be fully vested on August 4, 2021, provided that the executive continues to provide services to us through the applicable dates.

(4)
The unexercisable options will vest and become exercisable in equal installments on a quarterly basis through August 19, 2018, provided that the executive continues to provide services to us through the applicable dates.

(5)
Ms. Ames' employment as Vice President, Finance ended on August 18, 2017, at which time she transitioned to a new consulting role. Effective January 1, 2018, Ms. Ames no longer provides services to us.

Employee Benefits and Perquisites

        Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees would be eligible generally, including reimbursement of certain medical insurance expenses incurred by our named executive officers. We do not generally provide our named executive officers with perquisites or other personal benefits.

 COMPENSATION COMMITTEE REPORT

        The information contained in the following report of Axsome's compensation committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that Axsome specifically incorporates it by reference.

        The compensation committee has reviewed and discussed the section captioned "Executive Compensation," included in this proxy statement, with management and, based on such review and discussion, the compensation committee has recommended to our board of directors that this "Executive Compensation" section be included in our annual report on Form 10-K and in this proxy statement.

Submitted by the compensation committee of the board of directors:

Myrtle Potter (Chair)
Mark Coleman
Roger Jeffs, Ph.D.
Mark Saad

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 13, 2018 for:

  •
  each of our named executive officers;

  •
  each of our directors;

  •
  all of our executive officers and directors as a group; and

  •
  all persons known by us to beneficially own more than 5% of our common stock.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 25,550,492 shares of common stock outstanding at April 13, 2018. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options or warrants held by that person or entity that are currently exercisable or that will become exercisable or releasable within 60 days of April 13, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Axsome Therapeutics, Inc., 25 Broadway, 9th Floor, New York, New York 10004.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Antecip Capital LLC(2)	7,344,500	28.7%
Named Executive Officers and Directors
Herriot Tabuteau, M.D.(3)	7,662,716	29.6%
John Golubieski	—	—
Constance Ames(4)	94,965	*
Roger Jeffs, Ph.D(5)	115,852	*
Mark Coleman, M.D.(6)	792,494	3.1%
Mark Saad(7)	104,824	*
Myrtle Potter	—	—
All current executive officers and directors as a group (6 persons)	8,770,851	34.3%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
This table is based upon information supplied by officers, directors and stockholders known by us to be beneficial owners of more than five percent of our common stock as well as Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe each of the stockholders named in this table have sole voting power with respect to the common stock indicated as beneficially owned.

(2)
The principal address of Antecip Capital LLC is 630 5th Avenue, Suite 2000, New York, NY 10111. Dr. Tabuteau is the managing member of Antecip Capital LLC and exercises sole dispositive and voting power over these shares.

2018.

(3)
Includes (a) 7,229 shares of common stock owned by Dr. Tabuteau; (b) 310,987 shares of common stock that Dr. Tabuteau has the right to acquire from us within 60 days of April 13, 2018; and (c) 7,344,500 shares of common stock held by an affiliate, Antecip Capital LLC. Dr. Tabuteau is the managing member of Antecip Capital LLC and so may be deemed to beneficially own such shares of common stock.

(4)
Includes (a) 0 shares of common stock owned by Ms. Ames and (b) 94,965 shares of common stock that Ms. Ames has the right to acquire from us within 60 days of April 13, 2018.

(5)
Includes (a) 46,912 shares of common stock owned by Dr. Jeffs and (b) 68,940 shares of common stock that Dr. Jeffs has the right to acquire from us within 60 days of April 13, 2018.

(6)
Includes (a) 647,998 shares of common stock owned by Dr. Coleman and (b) 144,496 shares of common stock that Dr. Coleman has the right to acquire from us within 60 days of April 13, 2018.

(7)
Includes (a) 3,502 shares of common stock owned by Mr. Saad and (b) 101,322 shares of common stock that Mr. Saad has the right to acquire from us within 60 days of April 13, 2018.

EQUITY COMPENSATION PLAN INFORMATION

        The following table contains information about our equity compensation plans as of December 31, 2017.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,307,370	$5.57	2,852,551
Equity compensation plans not approved by security holders	8,268	6.06	—

Total	2,315,638	$5.58	2,852,551

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The following is a description of transactions since January 1, 2017, in which we were a party and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or amounts that would be paid or received, as applicable, in arm's-length transactions with unrelated third parties.

Related Party Transactions

License Agreements

        In 2012, we entered into three exclusive license agreements with Antecip Bioventures II LLC, or Antecip, an entity owned by our Chief Executive Officer and Chairman of the Board, Herriot Tabuteau, M.D., in which we were granted exclusive licenses to develop, manufacture, and commercialize Antecip's patents and applications related to the development of AXS-02 and AXS-05, as well as AXS-04, a product candidate that is currently in early stage development, anywhere in the world for veterinary and human therapeutic and diagnostic use. The agreements were amended in August 2015 to update the schedule of patents and applications subject to the license agreements. Pursuant to the agreements, we are required to use commercially reasonable efforts to develop, obtain regulatory approval for, and commercialize AXS-02, AXS-05, and AXS-04. Under the terms of the agreements, we are required to pay to Antecip a royalty equal to 4.5% for AXS-02, 3.0% for AXS-05, and 1.5% for AXS-04, of net sales of products containing the licensed technology by us, our affiliates, or permitted sublicensees. These royalty payments are subject to reduction by an amount up to 50.0% of any required payments to third parties. Unless earlier terminated by a party for cause or by us for convenience, the agreements remain in effect on a product-by-product and country-by-country basis until the later to occur of (1) the applicable product is no longer covered by a valid claim in that country or (2) 10 years from the first commercial sale of the applicable product in that country. Upon expiration of the agreements with respect to a product in a country, our license grant for that product in that country will become a fully paid-up, royalty-free, perpetual non-exclusive license. If Antecip terminates any of the agreements for cause, or if we exercise our right to terminate any of the agreements for convenience, the rights granted to us under such terminated agreement will revert to Antecip. To date, we have not been required to make any payments to Antecip under any of the license agreements.

Indemnification Agreements

        Our amended and restated certificate of incorporation provide that we will indemnify each of our executive officers and directors to the fullest extent permitted by the DGCL against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses to each indemnitee in connection with any proceeding in which indemnification is available. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.

Review and Approval of Related Party Transactions

        Our audit committee charter requires that our audit committee review and approve or ratify transactions involving us and any executive officer, director, director nominee, 5% stockholder, and certain of their immediate family members, also referred to herein as related parties. The policy and procedures cover any transaction involving a related party, also referred to herein as a related party transaction, in which the related party has a material interest and which does not fall under an explicitly stated exception set forth in the applicable disclosure rules of the SEC.

        A related party transaction will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related party's interest in the transaction. In considering related party transactions, the audit committee will consider any information considered material to investors and the following factors:

  •
  the related party's interest in the transaction;

  •
  the approximate dollar value of the transaction;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that we could have reached with an unrelated third party; and

  •
  the purpose and potential benefit to us of the transaction.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires that our executive officers and directors and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons, we believe that during fiscal 2017, all Section 16(a) filing requirements were satisfied in a timely manner.

AUDIT COMMITTEE REPORT

        The information contained in the following report of Axsome's audit committee is not considered to be "soliciting material," "filed" or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Axsome specifically incorporates it by reference.

Role of the Audit Committee

        The audit committee operates under a written charter adopted by our board of directors. The audit committee of our board of directors oversees our accounting practices, system of internal controls, audit processes and financial reporting processes. Among other things, our audit committee is responsible for reviewing our disclosure controls and processes, and the adequacy and effectiveness of our internal controls. It also discusses the scope and results of the audit with our independent registered public accounting firm, reviews with our management and our independent registered public accounting firm our interim and year-end operating results and, as appropriate, initiates inquiries into aspects of our financial affairs. Our audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has sole and direct responsibility for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm, including approving services and fee arrangements. Significant related party transactions will be approved by our audit committee before we enter into them, as required by applicable rules and listing standards. A more detailed description of the functions and responsibilities of the audit committee can be found in Axsome's audit committee charter, published on the corporate governance section of Axsome's website at www.axsome.com.

        The audit committee oversees our financial reporting process on behalf of the board of directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

Review of Audited Financial Statements for the Year Ended December 31, 2017

        The audit committee has reviewed and discussed with Axsome's management and Ernst & Young LLP the audited consolidated financial statements of Axsome Therapeutics, Inc. for the year ended December 31, 2017. The audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding communications between our independent registered public accounting firm and audit committee.

        The audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in Axsome's annual report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.

Submitted by the audit committee of the board of directors:

Mark Saad (Chair)
Mark Coleman, M.D.
Roger Jeffs, Ph.D.
Myrtle Potter

OTHER MATTERS

        We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Axsome may recommend.

        It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card, if you have requested one, in the envelope provided.

THE BOARD OF DIRECTORS
New York, NY April 30, 2018

ANNUAL MEETING OF STOCKHOLDERS OF AXSOME THERAPEUTICS, INC. June 1, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20464/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230000000000000000 0 060118 Company’s independent registered public accounting firm for the Stockholders and any adjournments or postponements thereof. changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE DIRECTOR NOMINEE LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Two (2) Class III Directors of the Company to serve until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. NOMINEES: FOR ALL NOMINEESO Herriot Tabuteau, M.D. O Mark Coleman, M.D. WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. Ratification of the appointment of Ernst & Young LLP as the fiscal year ending December 31, 2018. To transact such other business as may properly come before the 2018 Annual Meeting of To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

- 0 AXSOME THERAPEUTICS, INC. Annual Meeting of Stockholders June 1, 2018 09:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Herriot Tabuteau, M.D. and Mark Jacobson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Axsome Therapeutics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 09:00 AM, EDT on June 1, 2018, at the Nasdaq MarketSite at 4 Times Square, New York, NY 10036, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Continued and to be signed on the reverse side.) 14475 1.1